UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN A PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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DESTINY MEDIA TECHNOLOGIES INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
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DESTINY MEDIA TECHNOLOGIES INC.
Suite 750, 650 West Georgia Street
Vancouver, British Columbia Canada V6B 4N7

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 28, 2013 AT 10:00 A.M. (Pacific Time)

NOTICE IS HEREBY GIVEN that Destiny Media Technologies Inc., a Colorado corporation (the "Company"), will hold an annual meeting of stockholders on February 28, 2013 at 10:00 a.m. (Pacific time) in the Pacific Room, at the Metropolitan Hotel, 645 Howe Street, Vancouver, BC V6C 2Y9 (the "Meeting"). The Meeting is being held for the following purposes:

1.	to elect four (4) directors to our board of directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected or qualified;

2.	to ratify the appointment of BDO Canada LLP as our independent registered public accountants for the next fiscal year; and

3.	to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Our board of directors recommends that you vote "for" each of the nominees and vote "for" each proposal.

Our board has fixed the close of business on January 11, 2013 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. At the Meeting, each holder of record of shares of common stock, $0.001 par value per share, will be entitled to one vote per share of common stock held on each matter properly brought before the Meeting.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

Dated: January 11, 2013.

By Order of the board of directors,

/s/ Steve Vestergaard
Steve Vestergaard
Director

IMPORTANT: Please complete, date, sign and promptly return the enclosed proxy card in the prepaid envelope (if mailing within the United States) to ensure that your shares will be represented. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on February 28, 2013—the proxy statement is available at 650 West Georgia Street, Suite 750, Vancouver, BC V6B 4N7.

DESTINY MEDIA TECHNOLOGIES INC.
Suite 750, 650 West Georgia Street
Vancouver, British Columbia Canada V6B 4N7

Proxy Statement for the Annual Meeting of Stockholders

The enclosed proxy is solicited on behalf of our board of directors (the "Board") for use at the Annual meeting of Stockholders (the "Meeting") to be held on February 28, 2013 at 10:00 a.m. (Pacific time) in the Pacific Room, at the Metropolitan Hotel, 645 Howe Street, Vancouver, BC V6C 2Y9 (the "Meeting"), or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual meeting and any business properly brought before the Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting. We intend to mail this proxy statement and accompanying proxy card on or about January 14, 2013 to all stockholders entitled to vote at the Meeting.

Unless the context requires otherwise, references to "we", "us" "our" and "our company" refer to Destiny Media Technologies Inc.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of our common stock, $0.001 par value per share (the "Common Stock") as of the close of business on January 11, 2013 (the "Record Date"). Your shares can be voted at the Meeting only if you are present in person or represented by a valid proxy.

Outstanding Shares

Holders of record of Common Stock at the close of business on the Record Date will be entitled to receive notice of and vote at the Meeting. At the Meeting, each of the shares of Common Stock represented will be entitled to one (1) vote on each matter properly brought before the Meeting. As of the Record Date, there were 52,118,572 shares of Common Stock issued and outstanding.

Quorum; Effect of Abstentions and "Broker Non-Votes"

In order to carry on the business of the Meeting, we must have a quorum. Under our bylaws, a quorum is one-third (1/3) of the shares entitled to vote at the meeting, represented in person or by proxy.

If stockholders indicate on their proxy card that they wish to abstain from voting, including brokers holding their customers' shares of record who cause abstentions to be recorded, these shares are considered present and entitled to vote at the Annual Meeting. These shares will count toward determining whether or not a quorum is present. However, these shares will not be taken into account in determining the outcome of any proposals.

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker holding shares in street name for the beneficial owner thereof does not receive voting instructions from the beneficial owner, and 2) the broker lacks discretionary authority to vote the shares. Banks and brokers cannot vote on their clients' behalf on "non-routine" proposals. Therefore, broker non-votes are not counted for the purpose of determining whether stockholders have approved these types of matters. For the purpose of determining whether stockholders have approved a matter, abstentions are treated as shares present or represented and voting.

Voting of Proxies

If you complete and return a proxy pursuant to the appropriate instructions, it will be voted in accordance with the specifications made on the proxy card. If no specification is made on a submitted proxy, the shares represented by the proxy will be voted "FOR" each proposal, including "FOR" the election to the Board of each of the nominees named on the proxy card, and "FOR" any other matter that may be properly brought before the Annual Meeting. If you attend the Annual Meeting, you may also vote in person, and any previously submitted votes will be superseded by the vote you cast in person at the Annual Meeting.

Revocability of Proxies

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at our offices at 650 West Georgia Street, Suite 750, Vancouver, BC V6B 4N7, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

Voting of Shares

Stockholders of record on the Record Date are entitled to one (1) vote for each share of Common Stock held on all matters to be voted upon at the Meeting. You may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock at the Company's discretion. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services. To date, we have not incurred costs in connection with the solicitation of proxies from our stockholders, however, our estimate for total costs is $10,000.

PROPOSAL 1

ELECTION OF DIRECTORS

It is the intention of the persons named in the enclosed form of proxy, unless such proxy specifies otherwise, to nominate and to vote the shares represented by such proxy for the election of the nominees listed below to hold office until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified. Each of the nominees named below currently serves as a director of our company. The nominees are Steve Vestergaard, Lawrence Langs, Edward Kolic and Yoshitaro Kumagai. Our company has no reason to believe that any of the nominees will become unavailable to serve as a director for any reason before the Annual Meeting. However, in the event that any of them shall become unavailable, the person designated as proxy reserves the right to substitute another person of their choice when voting at the Annual Meeting. Certain information regarding each nominee is set forth in the table and text below.

The directors serve for a term of one year and until their successors are duly elected and qualified.

The name, ages and positions of our directors and executive officers are listed below, along with a brief account of their business experience during the last five years. Officers are appointed annually by the board of directors at its first meeting following the Annual Meeting of Stockholders and from time to time at the pleasure of the board. There are no family relationships among the directors and officers, nor any arrangements or understandings between directors or officers and any other person pursuant to which any of such officers were selected as executive officers.

Nominees for Election

All of the nominees are currently serving as directors. The name, age, position with our company and the date on which each nominee was first appointed as a director of our company is set forth below.

Name	Age	Position	Date First Appointed
Steve Vestergaard		Director and Chief Executive Officer	January 1999
Edward Kolic		Director	February 1999
Yoshitaro Kumagai		Director	August 2001
Lawrence Langs		Director	November 2000

Steve Vestergaard – Director and Chief Executive Officer

Mr. Vestergaard has been our President, Chief Executive Officer, Chairman and a Director since 1999. Mr. Vestergaard's responsibilities include strategic planning and coordinating strategic planning, marketing and product development. Mr. Vestergaard obtained a B.Sc. from the University of British Columbia in 1989. He founded Tronic Software in 1981 and Destiny Software in 1991, both as video game development companies. In 1995, Destiny changed its focus to internet technologies, going public in 1999 with streaming video and media security technology.

Edward Kolic – Director

Mr. Kolic has been a director of the Company since February 1999. Previously, Mr. Kolic acted as our Chief Operating Officer from February 1999 to October 2001 during which time he was responsible for the Company’s overall product strategy and development of its core technologies. Mr. Kolic was the president of WonderFall Productions Inc., a computer game development company founded by Mr. Kolic, which Destiny purchased in June 1999. Prior to founding Wonderfall Productions, he was as a principal partner and vice-president of marketing for Jacqueline Conoir Designs. From 1988 until 1995, Mr. Kolic was partner and president of Target Canada Production Ltd., a company engaged in the production of documentary television, educational and information programming for the Canadian Educational Television Networks, large screen interactive presentation media and a range of communication programs for corporate, government and institutional clients. Mr. Kolic is currently the founder of Eighth Avenue Development group, which undertakes development projects in the luxury home market, multi-family residential and land development.

Yoshitaro Kumagai – Director

Since 1981, Mr. Kumagai has held positions with Singer, the Imaging Division of Mead Corporation, and IDEC Corporation, where he was responsible for Japanese and US sales and operations. Subsequently, he served as President of DPA Technology and as Chairman and CEO of Vivitar Corporation, a major distributor of various camera and computer peripheral devices. Mr. Kumagai currently serves as SVP/Business Development for GestureTek, a company proving camera-enabled gesture-recognition software for presentation and entertainment systems. Mr. Kumagai holds a BS in Mechanical Engineering from Hosei University and a BS in Information Systems and Mathematics from Georgia State University.

Lawrence Langs – Director

Mr. Langs has been a director of the Company since August 2000. Currently, Mr. Langs is an attorney at Feldman LLP and practices in the areas of intellectual property, entertainment and corporate law. Since January 1991, Mr. Langs has also served as managing director of iBusiness Partners, a private company primarily engaged in providing venture capital advice for small to midsized digital companies. Previously, Mr. Langs served EVP of Sale & Business Development at ACD Systems International Inc., a company formerly listed on the TSX, from July 2004 to April 2005. Mr. Langs has also served as an officer of a number of private entities, including as EVP at Musician.com for Guitar Center, SVP of business development at MP3.com, VP of business development for Sybase New Media, Investment Banker for JPMorgan/Chase/Chemical Bank in New York, and Senior Consultant for Arthur D. Little in Boston. Mr. Langs obtained a Master of Science from MIT in 1986 and a Juris Doctorate of Law from Boston University in 1986. Mr. Langs has been a member of the New York bar since 1989.

Information About the board of directors

Board and Committee Meetings

Our board of directors did not hold any formal meetings during the year ended August 31, 2012. All other proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Colorado Corporate Law and our By-laws, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

For the year ended August 31, 2012, there was one standing committee of the board of directors: the Audit Committee. Our audit committee consists of Mr. Steven Vestergaard, our Chief Executive Officer, Mr. Edward Kolic and Mr. Yoshitaro Kumagai, two of which are independent. Our board of directors has determined that it does not have an audit committee member that qualifies as an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K. We believe that the audit committee members are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. In addition, we believe that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances.

Director Selection Process and Review of Director Nominees

We have established a process for identifying and nominating director candidates which we expect will result in the election of a highly-qualified and dedicated board of directors. The following is an outline of the process for the nomination of candidates for election to the board of directors: (a) members of the board of directors identify the need to add new Board members either to fill vacancies or to enhance the mix of qualifications, skills and experience represented on the board of directors (b) the board coordinates the search for qualified candidates with input from management, (c) the board may engage a third party consultant to help identify and evaluate candidates for membership to the board of directors, if it deems such engagement is necessary and appropriate, (d) selected members of management and the board of directors interview prospective candidates; and (e) The Committee recommends a nominee, which it believes will serve the best interests of the Company's stockholders.

The board of directors has determined that directors should possess the following minimum qualifications: (a) the highest personal and professional ethics, integrity, and values; (b) commitment to representing the long-term best interests of the stockholders and (c) sufficient time to effectively fulfill the duties of a Board member. Candidates suggested by shareholders will be considered on the same basis as any other candidate. Any stockholder proposing a nomination should submit such candidate’s name, along with curriculum vitae or other summary of qualifications experience and skills to the Secretary, Destiny Media Technologies Inc., 650 West Georgia Street, Suite 750, Vancouver, BC V6B 4N7.

Destiny Media Technologies Inc. considers diversity, age and skills in deciding on nominees. In evaluating a director candidate, the board considers factors that are in the best interests of our company and its stockholders.

Director Independence

We currently act with four (4) directors, consisting of Steve Vestergaard, Lawrence Langs, Edward Kolic and Yoshitaro Kumagai. We have determined that Lawrence Langs, Edward Kolic and Yoshitaro Kumagai qualify as "independent" as the term is used in Item 7(d)(3)(iv)(B) of Schedule 14A under the Securities Exchange Act of 1934, as amended, and as defined by Rule 4200(a)(15) of the NASDAQ Marketplace Rules.

Code of Ethics

Our Code of Ethics is located on our website (http://www.dsny.com/ethics). We will provide a copy of the Code of Business Conduct and Ethics to any person without charge, upon request. Requests can be sent to: Destiny Media Technologies Inc., 650 West Georgia Street, Suite 750, Vancouver, BC V6B 4N7.

Certain Relationships and Related Transactions, and Director Independence

There have been no transactions or proposed transactions in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last three completed fiscal years in which any of our directors, executive officers or beneficial holders of more than 5% of the outstanding shares of our common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF AUDITOR

Our board of directors, on recommendation of the Audit Committee, has appointed the firm BDO Canada LLP as our principal accountants to audit our financial statements for the year ended August 31, 2013, subject to ratification of this appointment by the stockholders of our company.

In the event that the stockholders fail to ratify this appointment, the Audit Committee will reconsider its selection of audit firm, but may decide not to change its selection. Even if this appointment is ratified, our board of directors, in their discretion, may direct the appointment of a new independent accounting firm at any time during the year, if our board believes that such a change would be in the best interest of our company and our stockholders.

A representative of BDO Canada LLP is expected to be available to respond to appropriate questions at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BDO CANADA LLP AS OUR COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING AUGUST 31, 2013.

The aggregate fees billed for the most recently completed fiscal year ended August 31, 2012 and for fiscal year ended August 31, 2011 for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended
	April 30
	2012	2011
	($)	($)
Audit Fees	97,047	96,389
Audit Related Fees	Nil	Nil
Tax Fees	9,094	4,617
All Other Fees	Nil	Nil
Total	106,141	101,006

Our board of directors pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the board of directors either before or after the respective services were rendered.

Our board of directors has considered the nature and amount of fees billed by our independent auditors and believes that the provision of services for activities unrelated to the audit is compatible with maintaining our independent auditors’ independence.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Proxy Statement, since September 1, 2012, being the commencement of our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.	any director or officer of our corporation;

2.	any proposed nominee for election as a director of our corporation; and

3.	any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled "Principal Shareholders and Security Ownership of Management".

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

As of January 11, 2013, we had a total of 52,118,572 shares of common stock ($0.001 par value per share) issued and outstanding.

The following table sets forth, as of January 11, 2013, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Title of class	Name and address of beneficial owner	Number of Shares of Common Stock	Percentage of Common Stock(1)
DIRECTORS AND OFFICERS:
Common Stock	Steven Vestergaard President, Chief Executive Officer c/o 800-570 Granville St. Vancouver, BC, V6C 3P1	11,519,455(6)	21.98%
Common Stock	Frederick Vandenberg Chief Financial Officer and Corporate Secretary c/o 800-570 Granville St. Vancouver, BC, V6C 3P1	966,910(2)	1.84%
Common Stock	Edward Kolic Director c/o 800-570 Granville St. Vancouver, BC, V6C 3P1	371,300 (3)	0.71%
Common Stock	Lawrence J. Langs Director c/o 800-570 Granville St. Vancouver, BC, V6C 3P1	416,689 (4)	0.80%
Common Stock	Yoshitaro Kumagai Director c/o 800-570 Granville St. Vancouver, BC, V6C 3P1	591,350 (5)	1.13%
Common Stock	All Officers and Directors as a Group (5 persons)	13,865,704	26.01%

(1)

Under Rule 13d-3 of the Securities Exchange Act of 1934, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on November 29, 2012. As of November 29, 2012, there were 52,118,572 shares of our common stock issued and outstanding.

(2)	Consists of 516,910 shares held by Mr. Vandenberg and 450,000 shares that are immediately acquirable upon the exercise of stock options held by Mr. Vandenberg within 60 days of November 29, 2012.

(3)	Consists of 221,300 shares held by Mr. Kolic and 150,000 shares that are immediately acquirable upon the exercise of stock options held by Mr. Kolic within 60 days of November 29, 2012.

(4)	Consists of 266,689 shares held by Mr. Langs and 150,000 shares that are immediately acquirable upon the exercise of stock options held by Mr. Langs within 60 days of November 29, 2012.

(5)	Consists of 441,350 shares held by Mr. Kumagai and 150,000 shares that are immediately acquirable upon the exercise of stock options held by Mr. Kumagai within 60 days of November 29, 2012.

(6)	Consists of 11,219,455 shares held by Mr. Vestergaard and 300,000 shares that are immediately acquirable upon the exercise of stock options held by Mr. Vestergaard within 60 days of November 29, 2012.

EXECUTIVE COMPENSATION

The particulars of the compensation paid to the following persons:

  our principal executive officer;

  each of our two most highly compensated executive officers who were serving as executive officers at the end of the years ended August 31, 2012 and 2011; and

  one additional individual for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the years ended August 31, 2012 and 2011, who we will collectively refer to as the named executive officers of our company, is set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officers, whose total compensation did not exceed $100,000 for the respective fiscal year:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Other Annual Compen- sation ($)(2)	Total ($)
Steven Vestergaard (3) President, Chief Executive Officer and Director	2012 2011	257,582 265,798	Nil Nil	Nil Nil	8,731 Nil	Nil 13,290	266,313 279,088
Frederick Vandenberg (4) Chief Financial Officer, Treasurer and Secretary	2012 2011	208,047 214,683	Nil Nil	Nil Nil	4,366 Nil	10,402 10,734	222,815 225,417

(1)

For a description of the methodology and assumptions used in valuing the option awards granted to our named executive officers and directors during the year ended August 31, 2012, please review Note 5 to the financial statements included herein.

(2)

The value of perquisites and other personal benefits, securities and property for the individuals included in the summary compensation table that does not exceed $10,000 is not reported herein. Other compensation for Mr. Vestergaard and Mr. Vandenberg includes participation in the employee share purchase plan described below under long term incentive plans.

(3)	All salaries paid to Mr. Vestergaard are paid in Canadian dollars.
(4)	All salaries paid to Mr. Vandenberg are paid in Canadian dollars.
(5)

Compensation is stated in United States dollars. Where compensation was provided in Canadian dollars, compensation is based on an exchange rate of 0.9907 US dollars for each 1.00 Canadian dollar during the 2012 fiscal year. Compensation is stated in United States dollars and is based on an exchange rate of 1.0023 US dollars for each 1.00 Canadian dollar during the 2011 fiscal year.

EMPLOYMENT AGREEMENT WITH OUR NAMED EXECUTIVE OFFICERS

We are not party to any written employment agreement or change in control arrangements with Mr. Vestergaard. We do not have any agreements with Mr. Vestergaard regarding the payments of bonus or other performance incentives. Mr. Vestergaard is eligible to receive stock options as and when approved by our Board of Directors.

We are not party to any written employment agreement or change in control arrangements with Mr. Vandenberg. We do not have any agreements with Mr. Vandenberg regarding the payments of bonus or other performance incentives. Mr. Vandenberg is eligible to receive stock options as and when approved by our Board of Directors.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table summarizes equity awards granted to our named executive officers that were outstanding as of August 31, 2012.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Exercisable Options (#)	Number of Securities Underlying Unexercisable Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)
Steven Vestergaard	300,000	0	N/A	0.50	Jan 19/2014	N/A	N/A	N/A	N/A

Frederick Vandenberg	150,000 150,000 150,000	0 0 0	N/A	0.50 0.50 0.25	Jan 31/2015 Jan 19/2014 Jun 02/2014	N/A	N/A	N/A	N/A

LONG-TERM INCENTIVE PLANS

Employees of the Company are able to contribute up to 5% of their annual salary into a pool which is matched equally by Destiny. Independent directors are able to contribute a maximum of $12,500 each for a combined maximum annual purchase of $25,000. The maximum annual combined contributions will be $400,000. Money in the pool will be used to purchase shares out of the market on a biweekly basis. All purchases will be made through the Exchange by a third party plan agent and no purchases will be made on the OTC or German exchanges. The third party plan agent will also be responsible for the administration of the Plan on behalf of Destiny and the participants. Additionally, we have registered stock option plans.

COMPENSATION OF DIRECTORS

Our directors are reimbursed for reasonable out-of-pocket expenses in connection with attendance at Board of Director and committee meetings. In addition, our directors are eligible for grants of options to purchase shares of our common stock at the discretion of our Board of Directors.

The following table summarizes compensation paid to all of our directors:

	Fees Earned or	Stock	Option	Other Annual
Name	Paid in Cash	Awards	Awards	Compensation	Total
	($)	($)	($)	($)(1)	($)
Yoshitaro Kumagai	24,000	Nil	4,366	12,384	40,750

Larry Langs	Nil	Nil	4,366	12,384	16,750

Ed Kolic	Nil	Nil	4,366	Nil	4,366

(1)	Other annual compensation for Mr. Kumagai and Mr. Langs includes participation in the employee share purchase plan described above under long term incentive plans.
(2)

Compensation is stated in United States dollars. Where compensation was provided in Canadian dollars, compensation is based on an exchange rate of 0.9907 US dollars for each 1.00 Canadian dollar during the 2012 fiscal year. Compensation based on an exchange rate of 1.0023 US dollars for each 1.00 Canadian dollar during the 2011 fiscal year.

Compliance With Section 16(a) Of The Exchange Act

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based on its review of the copies of such forms received by us, we believe that during the fiscal year ended August 31, 2012 all such filing requirements applicable to our officers and directors were complied with.

CORPORATE GOVERNANCE

Director Independence

The Company is listed on the TSX Venture Exchange, which requires the Company to have a minimum of two independent directors. Under the TSX Venture Exchange policy and Canadian National Instrument 52-110 – Audit Committees (“NI 52-110”), which the Company is subject to, an “independent” director is a director who has no direct or indirect material relationship with the Company. A material relationship is a relationship which could, in the view of the Board of Directors, reasonably interfere with the exercise of a director’s independent judgment. Lawrence J. Langs, Edward Kolic and Yoshitaro Kumagai are independent directors of the Company, as aside from shares held by them, they have no ongoing interest or relationship with the Company other than serving as a director. Steven E. Vestergaard is not an independent director because of his position as the Company’s President and Chief Executive Officer.

Mandate of the Board

The duties and responsibilities of our board of directors are to oversee the conduct of the Company's business and to direct and supervise management in the day-to-day conduct of the business. The directors discharge the following responsibilities as part of their overall stewardship responsibility: adoption of a strategic planning process; identification of the principal risks of the Company's business and the employment of appropriate systems to manage the risks; succession planning, including appointing, training and monitoring senior management; oversee the Company's public communications policies and their implementation, including disclosure of material information, investor relations and shareholder communications; and monitoring and assessing the scope, implementation and integrity of the Company's internal information, audit and control systems.

Committees of the Board of Directors

The only standing committee of our board of directors is the Audit Committee. Our board of directors does not have any other committees. Given the size of the Company and the nature of its activities, our board of directors does not see fit at this time to create the other committees.

Audit Committee

Composition

The Company’s audit committee consists of Steve Vestergaard, Chief Executive Officer of the Company, Edward Kolic and Yoshitaro Kumagai, two of whom are independent. Management believes that the audit committee members are collectively capable of analyzing and evaluating the financial statements and understanding internal controls and procedures for financial reporting.

Our board of directors has determined that it does not have an audit committee member that qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. In addition, management believes that retaining an independent director who would qualify as an “audit committee financial expert” would be overly costly and burdensome and is not warranted in the Company’s circumstances.

Audit Committee Oversight

At no time since the commencement of the Company's most recently completed financial year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by our board of directors.

Pre-Approval Policies and Procedures

Formal policies and procedures for the engagement of non-audit services have yet to be formulated and adopted. Subject to the requirements of the instrument, the engagement of non-audit services is considered by our board of directors and, where applicable, by the Audit Committee, on a case-by-case basis.

Exemptions

The Audit Committee has relied on the exemption in section 6.1 of NI 52-110.

Directorships

The following directors of the Company are also directors of other reporting issuers (or the equivalent) as set forth below:

Director	Other Reporting Issuers
Lawrence J. Langs	--
Edward Kolic	--
Yoshitaro Kumagai	--

Assessments

Our board of directors does not have any formal policies to evaluate the effectiveness of the board, the Audit Committee and the individual directors. Our board of directors may appoint a special committee of the directors to evaluate our board of directors, its committees and assess the contribution of its individual directors and to recommend any modifications to the functioning and governance of the board and its committees. To date, our board of directors has not appointed any such special committees of directors to perform such analysis.

Orientation and Continuing Education

Our board of directors has not adopted a formal policy on the orientation and continuing education of new and current directors. When a new director is appointed, the board delegates individual directors the responsibility for providing an orientation and education program for any new director. This may be delivered through informal meetings between the new directors and the board and senior management, complemented by presentations on the main areas of the Company’s business. When required the board may arrange for topical seminars to be provided to members of the board or committees of the board. Such seminars may be provided by one or more members of the board and management or by external professionals.

Ethical Business Conduct

Our board of directors encourages and promotes a culture of ethical business conduct through communication and supervision as part of their overall stewardship responsibility.

Shareholder Communication with the Board of Directors

Shareholders desiring to communicate with the Board of Directors on matters other than director nominations should submit their communication in writing to Fred Vandenberg, Corporate Secretary, Destiny Media Technologies Inc., Suite 750, 650 West Georgia Street, Vancouver BC V6B 4N7 and identify themselves as a shareholder. The Corporate Secretary will forward all such communication to the Chairperson of the Board for a determination as to how to proceed.

STOCKHOLDER PROPOSALS

Under the rules of the SEC, proposals of Stockholders intended to be presented at the 2013 annual meeting of Stockholders must be made in accordance with the by-laws of our company and received by our company at our principal executive offices for inclusion in our company’s proxy statement for that meeting no later than January 31, 2013. The board of directors will review any stockholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for including in our 2013 proxy statement.

"HOUSEHOLDING" OF PROXY MATERIAL

The Securities and Exchange Commission permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, commonly referred to as "householding", potentially means extra conveniences for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders of our Company will be "householding" our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

OTHER BUSINESS

The Board knows of no other business that will be presented for consideration at the Meeting. If other matters are properly brought before the Meeting; however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

If there are insufficient votes to approve any of the proposals contained herein, the Board may adjourn the Meeting to a later date and solicit additional proxies. If a vote is required to approve such adjournment, the proxies will be voted in favor of such adjournment.

By Order of the board of directors,

/s/ Steve Vestergaard
Steve Vestergaard
Director

PROXY CARD

ANNUAL MEETING OF STOCKHOLDERS OF
DESTINY MEDIA TECHNOLOGIES INC.
(the "Company")

TO BE HELD IN THE PACIFIC ROOM of the METROPOLITAN HOTEL
645 HOWE STREET, VANCOUVER, BRITISH COLUMBIA V6B 4N7

ON FEBRUARY 28, 2013 at 10:00 a.m. (Pacific Time)
(the "Meeting")

The undersigned shareholder ("Registered Shareholder") of the Company hereby appoints, Steve Vestergaard, a directorof the Company, or failing him, Fred Vandenberg, an officer of the Company, or in the place of the foregoing, _____________________ [print name] as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

[  ] Please check this box only if you intend to attend and vote at the Meeting

To assist the Company in tabulating the votes submitted by proxy prior to the Meeting, we request that you mark, sign, date and return this Proxy by 10:00 a.m. February 26, 2013 using the enclosed envelope.

THIS PROXY IS SOLICITED ON BEHALF MANAGEMENT OF THE COMPANY.

PLEASE MARK YOUR VOTE IN THE BOX.

PROPOSAL 1: Election of Directors:
Steve Vestergaard	FOR	[ ]	WITHHELD	[ ]
Edward Kolic	FOR	[ ]	WITHHELD	[ ]
Lawrence Langs	FOR	[ ]	WITHHELD	[ ]
Yoshitaro Kumagai	FOR	[ ]	WITHHELD	[ ]

PROPOSAL 2: To ratify the appointment of BDO Canada LLP Certified Public Accountants as the Company’s independent public accounting firm for the fiscal year ending August 31, 2013	FOR	[ ]	AGAINST	[ ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed by the Registered Shareholder. If no direction is made, this Proxy will be voted "FOR" each of the nominated directors and "FOR" the remaining Proposals.

Dated: __________________________	Signature: ________________________________________

Please sign exactly as name appears below. When shares are held jointly, both Registered Shareholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such. If a corporation, please indicate full corporate name; and if signed by the president or another authorized officer, please specify the officer's capacity. If a partnership, please sign in partnership name by authorized person.

SIGN HERE:
Please Print Name:
Date:
Number of Shares Represented by Proxy

2

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.              This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

2.              If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder.

3.              A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the Scrutineer before the Meeting begins.

4.              A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)            appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is; OR

(b)            appoint another proxyholder.

5.              The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

INSTRUCTIONS AND OPTIONS FOR VOTING:

To be represented at the Meeting, this Instrument of Proxy must be DEPOSITED at the office of Transfer Online Inc. (if by a registered shareholder in the United States) or to Equity Financial Trust Company (if by a registered shareholder in Canada), by mail or by online vote, at any time up to and including 10:00 a.m. (local time) on February 26, 2013, or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is to be reconvened after any adjournment of the Meeting.

In the United States to:	In Canada to:

Transfer Online Inc.	Equity Financial Trust Company
512 SE Salmon Street	200 University Avenue, Suite 400
Portland OR 97214	Toronto ON M5H 4H1
T: 503.227.2950 / F: 503.227.6874	T: 416.361.0152 / F: 416.361.0470

Transfer Online Vote By Internet:

Go online at www.transferonline.com/proxy and cast your ballot electronically, in accordance with the following instructions.
Your Proxy ID is: ***                                                            Your Authorization
Code is: ***************
Instructions for voting electronically:

1.	Go to www.transferonline.com/proxy
2.	Enter your Proxy ID and Authorization Code
3.	Press Continue
4.	Make your selections
5.	Press Vote Now